LORD ABBETT SERIES FUND, INC.

All Value Portfolio

America’s Value Portfolio

Bond Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Large Cap Core Portfolio

Mid Cap Value Portfolio

Supplement dated July 22, 2008 to the

Statement of Additional Information dated May 1, 2008

(Class VC Shares)

1.              Effective July 28, 2008, the following replaces the first paragraph in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

Portfolio Managers

For the All Value Portfolio, America’s Value Portfolio, Growth and Income Portfolio, Growth Opportunities Portfolio, Large Cap Core Portfolio and Mid Cap Value Portfolio, Lord Abbett uses a dedicated team of portfolio managers to manage each Fund’s investments, supported by a research team that provides company, industry, sector and macroeconomic research and analysis.  For the Bond Debenture Portfolio and International Portfolio, Lord Abbett uses a dedicated investment management team of portfolio managers and analysts to manage each Fund’s investments.

2.              Effective July 28, 2008, the following replaces the second paragraph in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

The portfolio management team for All Value Portfolio is headed by Robert P. Fetch.  Assisting Mr. Fetch is Howard E. Hansen and Deepak Khanna. Messrs. Fetch, Hansen and Khanna are jointly and primarily responsible for the day-to-day management of the Fund.

3.              Effective July 28, 2008, the following replaces the sixth paragraph in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

The portfolio management team for Growth Opportunities Fund is headed by Paul J. Volovich.  Assisting Mr. Volovich is David J. Linsen.  Messrs. Volovich and Linsen are jointly and primarily responsible for the day-to-day management of the Fund.

4.              Effective July 28, 2008, the following replaces the eighth paragraph in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

The portfolio management team for Large Cap Core Portfolio is headed by Daniel H. Frascarelli.  Assisting Mr. Frascarelli is Randy Reynolds.  Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of the Fund.

5.              Effective July 28, 2008, the following replaces the tenth paragraph and the rows in the table for the All Value Portfolio, the Growth Opportunities Portfolio, and the Large Cap Core Portfolio in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

The following table indicates for each Portfolio as of December 31, 2007 (or another date, as indicated below): (1) the number of other accounts managed by each portfolio manager who is primarily and/or jointly responsible for the day-to-day management of that Portfolio within certain categories of investment vehicles;

and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets(1))
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
All Value Fund	Robert P. Fetch	10/$10,388.4	3/$457.3	899*/$2,867.7*
	Howard E. Hansen	12/$15,173.1	3/$457.3	1,692**/$2,131.8**
	Deepak Khanna(2)	0 / $0.0	0 / $0.0	0 / $0.0

Growth Opportunities Portfolio	Paul J. Volovich(2)	7/$1,347.8	0 / $0.0	0 / $0.0
	David J. Linsen(2)	0 / $0.0	0 / $0.0	0 / $0.0

Large Cap Core Portfolio	Daniel H. Frascarelli	8/$345.4	0 / $0.0	0 / $0.0
	Randy Reynolds(2)	0 / $0.0	0 / $0.0	0 / $0.0

*      Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $543.2 million in assets.

** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $451.2 million in assets.

(1) Total assets are in millions.

(2) The amounts shown are as of May 30, 2008.

6.              Effective July 28, 2008, the following replaces the paragraph and the rows in the table for All Value Portfolio, the Growth Opportunities Portfolio, and the Large Cap Core Portfolio in the subsection titled “Investment Advisory and Other Services – Holdings of Investment Managers” in the Statement of Additional Information:

Holdings of Portfolio Managers

The following table indicates for each Portfolio the dollar range of shares beneficially owned by each portfolio manager who is primarily and/or jointly responsible for the day-to-day management of that Portfolio, as of December 31, 2007 (or another date, as indicated below).  This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
All Value Portfolio	Robert P. Fetch	X
	Howard Hansen	X
	Deepak Khanna(1)	X

Growth Opportunities	Paul J. Volovich(1)	X
Portfolio	David J. Linsen(1)	X

Large Cap	Daniel H. Frascarelli	X
Core Portfolio	Randy Reynolds(1)	X

(1) The amounts shown are as of July 3, 2008.